ARTISAN FUNDS, INC.

PROSPECTUS

June 26, 2006

ARTISAN EMERGING MARKETS FUND

INSTITUTIONAL SHARES

This prospectus offers Artisan Emerging Markets Fund Institutional Shares to institutional and other investors including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations able to meet the Fund’s minimum initial investment requirement of $1 million.

Artisan Emerging Markets Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) that are deducted from Fund assets, and you may incur a 2% redemption fee if you redeem shares of the Fund that you have held for 90 days or less.

Be sure to read this prospectus before you invest, and please keep it on file for future reference. This prospectus presents important information about Artisan Emerging Markets Fund, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call the number below. An Artisan Funds representative will assist you.

800.399.1770

The Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Artisan Funds, Inc.

875 East Wisconsin Avenue

Suite 800

Milwaukee, Wisconsin 53202-5402

ARTISAN EMERGING MARKETS FUND

GOAL & PROCESS

GOAL

Artisan Emerging Markets Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan Partners Limited Partnership, the Fund’s adviser, uses a fundamental research process to construct a diversified portfolio of emerging market companies. The Fund’s investment process is focused on identifying companies that are priced at a discount relative to Artisan’s estimate of their sustainable earnings.

•	Sustainable Earnings. Artisan determines a company’s sustainable earnings based upon financial and business analysis. Artisan’s financial analysis focuses on a company’s balance sheet, income statement, and statement of cash flows within a normalized return on equity model to assess earnings potential. Artisan’s business analysis examines a company’s competitive advantages and financial strength to assess sustainability. Artisan believes that over the long-term a stock’s price is directly related to the company’s sustainable earnings.

•	Valuation. Artisan values a business and develops a price target based on its sustainable earnings and cash flow expectations and risk analysis. Artisan believes that investment opportunities develop when businesses with sustainable earnings are under-valued relative to historical, industry and regional valuations.

•	Risk Analysis. Artisan believes that a disciplined risk framework allows greater focus on fundamental stock selection. Artisan incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. Artisan’s risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

The Fund invests primarily in companies domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging markets. Emerging markets are those markets in any country other than Canada, Luxembourg, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). The Fund may emphasize investments in a particular region or regions from time to time when Artisan believes the investment opportunity is attractive. The maximum investment in any single country is 30% of the Fund’s net assets at market value at the time of purchase. Similarly, the Fund might emphasize certain sectors when Artisan thinks those sectors show greater opportunities than others. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase. As to 75% of its total assets, the Fund will limit its investments so that not more than 5% of its total assets, at market value at the time of purchase, will be invested in the securities of a single issuer. As to the other 25% of its total assets, the Fund will limit investments in the securities of a single issuer to no more than 10% of the Fund’s total assets, at market value at the time of purchase.

Under normal market conditions, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at the time of purchase in equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging markets. The Fund invests in common stocks and other equity securities of companies across a broad market capitalization range, including small, medium and large-sized companies. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells foreign currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible fluctuations in exchange rates, other than in connection with transactions.

The Fund may sell a stock when Artisan thinks the stock has achieved its price target, fundamentals or competitive advantages have deteriorated or more attractive alternatives are identified.

PRINCIPAL RISKS YOU SHOULD CONSIDER

Like all mutual funds that invest primarily in stocks, Artisan Emerging Markets Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The portfolio management team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal risks that apply to the Fund include:

•	Stock Market Risks. The Fund invests primarily in common stocks and other equity securities. Over time, common stocks and other equity securities have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

•	Emerging Markets Risks. The risks of foreign investments typically are greater in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed and investments in emerging market securities are also generally more volatile and less liquid than investments in markets of developed countries. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets.

•	Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including ADRs) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

•	Currency Risks. Foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. For example, the Fund may have a portion of its assets invested in securities denominated in the euro, so the exchange rate between the euro and the U.S. dollar is likely to have a significant impact on the value of the Fund’s investments. On occasion, the Fund may try to hedge against the risk of loss resulting from currency fluctuation. There can be no guarantee that any hedging activity will be undertaken or, if undertaken, will be successful. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain.

•	Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•	Risks of Investing in IPOs. The Fund may participate in the initial public offering (IPO) market. When a fund is small, IPOs may greatly increase the fund’s total return. But as the fund grows larger, the fund is unlikely to achieve the same level of total return from IPOs. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance.

Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

•	Medium-Sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer Wall Street firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

•	Small Company Risks. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small companies typically may have analyst coverage by fewer Wall Street firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small companies, as an asset class, have underperformed the stocks of larger companies.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

PERFORMANCE

Performance information has not been presented because the Fund has not been in existence for at least one calendar year.

FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold Institutional Shares of Artisan Emerging Markets Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Exchange Fee	None [1]
Redemption Fee	2.00%[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses[2]	2.89%
Total Annual Fund Operating Expenses[3]	3.94%

[1]	The Fund will charge you a 2.00% redemption fee when you sell or exchange shares owned for 90 days or less. For more information about the redemption fee, see “Redeeming Shares – Redemptions – General Information.”

[2]	Because the Fund is new, the amount shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

[3]	Artisan Partners Limited Partnership (Artisan Partners) has undertaken to reimburse the Fund to the extent that the Fund’s total operating expenses exceed 1.50% of its average daily net assets. Artisan Partners or the Fund may terminate this undertaking at any time. In addition, the outside directors of Artisan Funds have waived that portion of their fees allocable to the Fund for the first six months of the Fund’s investment operations. The amounts that Artisan Partners anticipates it will reimburse the Fund and the waived directors’ fees have not been deducted from the total operating expenses shown in the table above. Giving effect to Artisan Partners’ undertaking to limit the Fund’s expenses and the waiver of the directors’ fees, the total annual fund operating expenses would be 1.47%.

Example. The example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year, and that operating expenses remain constant.1

Time Period
1 year	$396
3 years	$1,201

[1]	Giving effect to Artisan Partners’ undertaking to limit the Fund’s expenses and the waiver of the directors’ fees, the estimated cost of investing in the Fund would be:

Time Period
1 year	$150
3 years	$465

The example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. Artisan Emerging Markets Fund is a series of Artisan Funds, Inc.

Management. Artisan Emerging Markets Fund is managed by Artisan Partners, which selects the Fund’s investments and handles its business affairs under the direction of Artisan Funds’ board of directors. Artisan Partners was organized in 1994 and, as of May 31, 2006, managed approximately $47.66 billion for Artisan Funds and other institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its address is Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202-5402.

PORTFOLIO MANAGER

Artisan Emerging Markets Fund is managed by Maria Negrete-Gruson, CFA.

Ms. Negrete-Gruson is a Managing Director of Artisan Partners. She has managed Artisan Emerging Markets Fund and Artisan Partners’ Emerging Markets strategy since inception. Prior to joining Artisan Partners in 2006, Ms. Negrete-Gruson was the portfolio manager for DuPont Capital Management’s emerging markets equity portfolios for more than five years. She holds a B.A. from Universidad Externado de Colombia and an M.B.A. from Columbia Business School.

The statement of additional information provides additional information about the portfolio manager’s compensation and other accounts managed by the portfolio manager.

MANAGEMENT FEES

The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. In return for its services, the Fund pays Artisan Partners a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets.

The management fee and other expenses related to the Fund’s operations are reflected in its net asset value.

A discussion regarding the basis for the approval by the board of directors of the Fund’s investment advisory contract will be available in the Fund’s report to shareholders for the fiscal year ending September 30, 2006.

INVESTING WITH ARTISAN FUNDS

Applications for Institutional Shares are only made available through Artisan Distributors LLC by calling 1.800.399.1770. Institutional Shares may be purchased by check or wire. There are no sales commissions or underwriting discounts.

MINIMUM INVESTMENTS

To open an account	$1,000,000
Minimum balance required	$1,000,000

Each account must separately meet the minimum investment requirement applicable to Institutional Shares.

To open an account in the Fund, the minimum investment requirement for employees or partners of Artisan Partners, directors or officers of Artisan Funds, and their immediate family members is $10,000.

WHO IS ELIGIBLE TO INVEST?

Institutional Shares are designed for institutional investors and other investors in the United States who are able to meet the high minimum investment requirements. The Fund does not permit investors to pool their investments to invest in the Institutional Shares. As a result, the Fund generally does not permit investment in Institutional Shares by omnibus accounts, benefit plans in which participants have the power to direct investments, or similar arrangements in which transactions in the Institutional Shares may not be controlled by a single individual, group or entity.

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange (NYSE) is open for regular session trading. Shares are not priced on days when the NYSE is closed. The Fund buys and sells its shares each day the NYSE is open, at the net asset value (NAV) per share next calculated after your purchase or redemption order is received and accepted by the Fund or its authorized agent.

The Fund’s NAV per Institutional Share is the value of a single Institutional Share. It is computed by totaling the Institutional Shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Institutional Shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Institutional Shares, and then dividing the result by the number of Institutional Shares outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law. The NAV is computed daily as of the NYSE closing time – usually 4:00 p.m. Eastern Time, but sometimes earlier.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, is valued at the closing price as of the time of valuation on the exchange or market on which the security is principally traded (the “principal exchange”). The closing price provided by each exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security is valued using the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange are valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market value.

Securities for which prices are not readily available are valued by Artisan Funds’ valuation committee at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors. A price determined under Artisan Funds’ valuation procedures will be considered not readily available, and the Fund may therefore use fair value pricing, if, among other things, the valuation committee believes that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more United States securities indexes. The Fund monitors for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on the information provided by the third party research service.

When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Fund as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the Fund. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates.

The Fund generally invests a significant portion, and perhaps as much as substantially all, of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its NAV. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Fund calculates its NAV. So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

BUYING SHARES

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account with the Fund, you must provide certain identifying information on your account application.

HOW TO OPEN AN ACCOUNT

BY CHECK – Complete and sign the account application. Mail the application, along with your check for the total purchase amount payable to “Artisan Funds” to the address listed below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery). Artisan Funds will not accept cash, drafts, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

Regular Mail	Overnight Delivery
Artisan Funds c/o Boston Financial P.O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial 66 Brooks Drive Braintree, MA 02184

All investment checks must be delivered to one of the above addresses. Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial, the Fund’s transfer agent, and will not be effective until the order is received and accepted by Boston Financial.

BY WIRE – You may purchase shares by instructing your financial institution to wire money to Artisan Funds’ custodian bank. Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the United States will not be accepted. If you are opening a new account by wire transfer, you must first telephone Artisan Funds at 1.800.399.1770 to obtain an application and to request an account number and furnish your tax identification number. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
Routing #011000028
Credit to:	Artisan Emerging Markets Institutional Shares #1671
Deposit DDA 99050882

BY PURCHASES IN KIND – You may, subject to Artisan Funds’ approval, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call Artisan Funds at 1.800.399.1770 if you would like to purchase Fund shares with other securities.

HOW TO ADD TO AN ACCOUNT

You may make subsequent investments by wire transfer using the instructions given above, or by submitting a check, along with either the stub from your Fund account confirmation statement or a letter indicating the amount of the purchase, your account number and the name in which your account is registered. Artisan Funds will not accept cash, drafts, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

PURCHASES – GENERAL INFORMATION

•	Your purchases must be in U.S. dollars.

•	If your check does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

•	Purchases may not be post-dated, will not be held for processing on a designated date and will be processed upon acceptance.

•	Artisan Funds cannot accept a purchase order specifying a particular purchase date or price per share.

•	Each purchase order must be accepted by an authorized officer of Artisan Funds or its transfer agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares.

•	An order typically is accepted when the Fund has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•	The Fund reserves the right to reject any purchase order deemed inappropriate or not to be in the best interests of existing Fund shareholders or to take such other actions as the Fund deems appropriate. For example, the Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

•	A holiday, weekend or other interruption can affect the normal processing of an investment.

REDEEMING SHARES

You may sell some or all of your shares on any day that the NYSE is open for regular session trading. You will receive the share price next calculated after your order is accepted by the Fund or its authorized agent. See “Investing with Artisan Funds – Share Price.” Some redemptions require signature guarantees. See “– Signature Guarantees.”

HOW TO REDEEM SHARES

BY MAIL

Addresses:

For regular mail delivery:	For overnight delivery:
Artisan Funds c/o Boston Financial P.O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial 66 Brooks Drive Braintree, MA 02184

Mail a letter of instruction, including: the Fund’s name; your account number; the dollar amount or number of shares to be sold; be accompanied by a corporate resolution or other authorization in the case of a redemption by a corporation, trust, partnership or other entity; and be signed by the shareholder in ink or by a duly authorized agent of the shareholder. Some redemptions require signature guarantees. See “– Signature Guarantees.” The letter of instruction should be sent to the address shown above (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery).

BY TELEPHONE

If your shares are registered in your name with the Fund’s transfer agent, you may elect to have the ability to redeem by telephone all or any part of your Institutional Shares. (If your shares are registered in the name of a trustee, custodian or other nominee, that entity may elect to have the ability to redeem by telephone.) To redeem shares by telephone, call the Fund’s transfer agent at 1.866.773.7233. Any amount of shares may be redeemed by telephone if you have elected the telephone redemption privilege and a bank account was designated on the account application or telephone redemption authorization form to receive the proceeds by wire transfer. If you have elected the telephone redemption privilege, but have not designated a bank account to receive the proceeds by wire, telephone redemptions will be limited to $25,000 each and will be sent by check to your mailing address of record.

For a new account, you may authorize telephone redemption on the account application. To authorize telephone redemption on an existing account, call us at 1.800.399.1770 to obtain a telephone redemption authorization form. The telephone redemption form must be signed by a person authorized to act on behalf of the registered owner of an account and that person’s signature must be guaranteed. See “– Signature Guarantees” below.

To reduce the risk of loss from a fraudulent instruction, we will send your redemption proceeds only to the bank account designated in your application or telephone authorization form or letter signed by an authorized person and with that signature guaranteed. See “– Signature Guarantees.”

The Fund and its transfer agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if we follow reasonable procedures designed to identify the caller. We may record a call, request identifying information or send written confirmation of telephone transactions. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. We recommend that you take precautions to keep confidential your account information – including your account number and tax identification number.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

EVIDENCE OF AUTHORITY

Redemption requests by a corporation, trust, partnership or other entity must be accompanied by evidence of authority of the person or persons signing the redemption request. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee’s appointment, such as a certified copy of the relevant portions of the trust instrument. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

REDEMPTIONS – GENERAL INFORMATION

•	Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request. Redemption proceeds may also be withheld or delayed as required by applicable law.

•	Subject to applicable law, the Fund may reject your redemption request if:

•	The identification information you provided in your account application cannot be verified;

•	Your identification information matches information on a government list of suspicious persons; or

•	The Fund believes that you may be involved in suspicious activity.

•	If you recently have made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days. To reduce such delays, Artisan Funds recommends that your purchase be made by federal funds wire through your financial institution.

•	You may not change or cancel a redemption request after you have mailed or otherwise transmitted it.

•	Redemptions may not be post-dated, will not be held for processing on a designated date and will be processed upon acceptance.

•	Artisan Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 1.800.399.1770 if you have any questions about requirements for a redemption before submitting your request.

•	Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading restricted or as permitted by the Securities and Exchange Commission.

•	The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

•	Because the redemption price you receive depends upon the NAV per share of Institutional Shares at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

•	Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application.

•	Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

REDEMPTION FEE

If you redeem shares of the Fund that you have held 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. The redemption fee will be deducted from your redemption proceeds and retained by the Fund.

The Fund reserves the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. The redemption fee does not apply to shares purchased through reinvestment of dividends and distributions. The Fund also will not impose the redemption fee on redemptions initiated by the Fund. Waivers of the redemption fee are reported to the board of directors of Artisan Funds.

SIGNATURE GUARANTEES

To protect you and the Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

•	If you wish to redeem more than $25,000 worth of shares and have not designated a U.S. bank account to receive the proceeds by wire transfer.

•	If you change your name or add/remove an owner on your account.

•	If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check or wire be delivered to an address or bank account other than the address or bank account on your account.

•	If you ask that a check or wire be made payable to someone other than the account owner.

•	If you authorize telephone redemptions after your account is open.

•	If you add/change the U.S. bank account to which the proceeds of any redemption are to be paid by wire or distributions are to be paid by electronic funds transfer.

•	If you transfer the ownership of your account.

•	If you wish to redeem shares and have changed the address on your account by phone within the last 60 days.

All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. Each signature must be guaranteed separately. A form or transaction request received with an imprint other than an appropriate STAMP2000 Medallion imprint may be rejected. You should be able to obtain a signature guarantee with an appropriate STAMP2000 Medallion imprint from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. A notary public cannot provide a signature guarantee.

SHAREHOLDER & ACCOUNT PROCEDURES

MINIMUM BALANCES

The Fund reserves the right to close your account and redeem your shares if the value of your account falls below $1 million, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you at least 30 days to bring your account’s value up to the minimum. The minimum account balance required for employees or partners of Artisan Partners, directors or officers of Artisan Funds, and their immediate family members is $10,000, unless the reduction in value is due solely to market depreciation.

ADDRESS CHANGE

You may change the address on your account by:

•	sending us a request in writing signed by the registered owner(s) of the account, or

•	calling us at 1.800.399.1770.

The Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you change your address by phone or in writing without a signature guarantee, we will not honor any redemption request for the following 60 days that is not in writing with a signature guarantee (see “Redeeming Shares – Signature Guarantees”). The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes given by telephone if we follow reasonable procedures to verify the identity of the caller.

STATEMENTS AND REPORTS

As a Fund shareholder, you will receive:

•	Confirmation statements.

•	Quarterly account statements.

•	Annual and semiannual reports with financial statements.

•	Year-end tax statements.

We suggest you keep each quarterly and year-end account and tax statements. You may need them for tax purposes.

If you need copies of statements, call 1.800.399.1770. Copies of the current year’s or the previous year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested.

OTHER INFORMATION

ANTI-MONEY LAUNDERING COMPLIANCE

The Fund is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account with the Fund, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you will also need to provide identification information about the transferee. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Fund is unable to contact you within the period of time the Fund considers appropriate, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies provided to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 1.800.399.1770.

After your account is established, the Fund may also ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases and requesting identifying documents, such as a business license, to verify your identity. If the Fund is unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless the Fund is required to “freeze” your account as described below). You will receive the share price next calculated after the Fund determines that it is unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.

The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

INAPPROPRIATE TRADING

The Fund attempts to identify investors who appear to engage in trading the Fund considers inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity. The Fund expects investors in the Institutional Shares of the Fund to engage in relatively few transactions. Except in unusual circumstances, the Fund considers more than one transaction (purchase or redemption) per month in the Institutional Shares inappropriate and, in some circumstances, may consider even fewer transactions inappropriate. The Fund cannot always identify or reasonably detect frequent, short-term or other inappropriate trading.

The Fund’s board of directors has adopted policies and procedures to address frequent or short-term trading. The Fund attempts to deter frequent or short-term trading through various methods, which include the following:

•	redemption fees, as described under “Redeeming Shares – Redemption Fee;” and

•	fair valuation of securities as described under “Investing with Artisan Funds – Share Price.”

The nature of the efforts undertaken and the resulting action by the Fund depends, among other things, on the type of shareholder account. Although the Fund does not limit a shareholder to a certain number of purchases and sales of Fund shares within a specific time period, trading activity is monitored selectively on a daily basis in an effort to detect frequent, short-term or other inappropriate trading. If the Fund believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; and/or refuse to open an account. If inappropriate trading is detected in an account registered in the name of a nominee, the Fund may request that the nominee take action to prevent the particular investor or investors from engaging in that trading.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which the Fund seeks to discourage certain types of inappropriate trading (through the use of short-term redemption fees and fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Fund will occur. Trading activity, appropriate or inappropriate, may affect the Fund and other shareholders. See “Principal Risks You Should Consider.”

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the Fund’s website at www.artemf.com on the 15th day of the following calendar quarter, or such later date as the Fund may determine and are included in reports the Fund files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings as of a month-end may be made available immediately after any month-end (which list shall not include more than one-fourth of the Fund’s holdings), provided that the top ten holdings or other incomplete list has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings as of a month-end also may be made available immediately after month-end, provided that the substance of such discussion has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Further discussion about the Fund’s policies and procedures in connection with the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (SAI).

DIVIDENDS, CAPITAL GAINS & TAXES

As a Fund shareholder, you are entitled to your share of its net income and any gains realized on its investments. The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. The Fund’s investment decisions generally are made without regard to tax consequences. As a result, the Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request or call us at 1.800.399.1770.

The Fund offers the following options:

Reinvestment Option. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

Income-Only Option. We will automatically reinvest your capital gain distributions, but send dividends to you by check or to your predesignated U.S. bank account by electronic funds transfer (EFT).

Capital Gains-Only Option. We will automatically reinvest your dividends, but send capital gain distributions to you by check or to your predesignated U.S. bank account by EFT.

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

The Fund will not pay dividends or distributions by Federal Reserve wire transfer.

When you reinvest, the reinvestment price is the Fund’s NAV per Institutional Share at the close of business on the reinvestment date.

Distribution checks usually will begin to be mailed promptly after the payment date.

TAXES

As you should with any investment, consider how the return on your investment in the Fund will be taxed. If your investment is in a tax-deferred account like an employee benefit plan account, for example, the following tax discussion does not apply.

When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the basis of your shares (generally, their cost), and the price you receive when you sell them. You may be subject to tax.

Whenever you redeem shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders of taxable accounts also may receive a year-end statement every January that reports, among other things, the average cost basis of the shares sold, if that information is available to the Fund. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year declared.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as ordinary income dividends, except as described below with respect to “qualified dividend income.” Long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a fund that qualifies as a regulated investment company for tax purposes (which the Fund expects to do), the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that fund. To the extent the Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

Every January, the Fund will send you and the IRS a Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

The Fund’s dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date set by the board of directors. As a result, although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed to shareholders is affected by the number of Fund shares outstanding at the record date.

The Fund generally publishes estimates of its dividends and distributions in advance of the planned record and payment dates. There is no assurance that the Fund will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change. Artisan Funds attempts to identify investors who redeem shares prior to the record date in order to avoid receiving distributions. If Artisan Funds believes an investor or a third party who has authority to act on behalf of an investor has engaged in such trading activity, Artisan Funds may reject future purchases of Fund shares in that investor’s account or accounts associated with the third party, with or without prior notice, or refuse to open a new account for that investor or third party. The identification of such trading activity involves judgments that are inherently subjective and the above actions, alone or taken together with the other means by which Artisan Funds seeks to discourage certain types of trading activity, cannot eliminate the possibility that the trading activity will occur. Trading activity, appropriate or inappropriate, may affect the Fund and its other shareholders. See “Principal Risks You Should Consider.”

Non-U.S. Investors. The Fund generally does not sell shares to investors residing outside the U.S. and certain of the Fund’s investment strategies and policies may cause adverse tax consequences for shareholders residing outside the U.S. Shareholders residing outside the U.S. should consult their tax advisors as to the tax consequences of owning Fund shares.

GLOSSARY

•	12b-1 fee: a fee charged by some mutual funds to pay for marketing, advertising and distribution services. Investors pay no 12b-1 fees when investing in an Artisan Fund.

•	American Depository Receipt (ADR): a negotiable certificate issued by a financial institution representing a specified number of shares in a stock that has a direct listing on another exchange.

•	Currency hedging: the Fund may hedge currency to attempt to reduce the risk of variations in exchange rates when the Fund has a substantial position in securities traded in that currency. The Fund might hedge currency risk by contracting to sell foreign currencies in the future at a specified exchange rate.

•	Custodian: a bank, trust company, or other financial institution that keeps custody of a mutual fund’s assets, particularly its portfolio of securities. A custodian provides safekeeping of securities but has no role in portfolio management.

•	Developed market: a market in a country in which the government and economies are more soundly established.

•	Emerging market: a market in any country other than Canada, Luxembourg, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

•	Fund exchange: a purchase in one Artisan Fund and a corresponding sale in another Artisan Fund. An exchange may have tax consequences for a shareholder.

•	Hedge: an investment made in order to attempt to reduce the risk of adverse price movements.

•	Intermediary: a bank trust department, broker-dealer or other financial services organization through which Fund shares may be purchased and that provides services on behalf of the Fund to its customers who are Fund shareholders.

•	Market capitalization: the aggregate value of all of a company’s outstanding common stock.

•	MSCI EAFE® Index: an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. Morgan Stanley & Co. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•	Omnibus accounts: accounts in which purchases and sales of the Fund’s shares by multiple investors are aggregated by an intermediary and presented to the Fund on an aggregate basis.

•	Transfer agent: the organization that prepares and maintains records relating to shareholders’ accounts with the Fund.

For more detail on the Fund, you may request the SAI, which is incorporated in this prospectus by reference.

Call 1.800.399.1770 to receive a free copy of the SAI or if you have a question or would like to receive other information about the Fund.

Text-only versions of the Fund’s documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

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